SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2018

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1‑08323 (Commission File Number)	06‑1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226‑6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering
On September 6, 2018, Cigna Corporation (the “Company”) announced that  Halfmoon Parent, Inc. (“Halfmoon”), a wholly owned subsidiary of the Company, priced an offering (the “Offering”) of $1,000,000,000 aggregate principal amount of Senior Floating Rate Notes due 2020 (the “18-Month Floating Rate Notes”), $1,750,000,000 aggregate principal amount of 3.200% Senior Notes due 2020 (the “2-Year Fixed Rate Notes”), $1,000,000,000 aggregate principal amount of Senior Floating Rate Notes due 2021 (the “3-Year Floating Rate Notes”), $1,250,000,000 aggregate principal amount of 3.400% Senior Notes due 2021 (the “3-Year Fixed Rate Notes”), $700,000,000 aggregate principal amount of Senior Floating Rate Notes due 2023 (the “5-Year Floating Rate Notes” and, together with the 18-Month Floating Rate Notes and the 3-Year Floating Rate Notes, the “Floating Rate Notes”), $3,100,000,000 aggregate principal amount of 3.750% Senior Notes due 2023 (the “5-Year Fixed Rate Notes”), $2,200,000,000 aggregate principal amount of 4.125% Senior Notes due 2025 (the “7-Year Fixed Rate Notes”), $3,800,000,000 aggregate principal amount of 4.375% Senior Notes due 2028 (the “10-Year Fixed Rate Notes”), $2,200,000,000 aggregate principal amount of 4.800% Senior Notes due 2038 (the “20-Year Fixed Rate Notes”), and $3,000,000,000 aggregate principal amount of 4.900% Senior Notes due 2048 (the “30-Year Fixed Rate Notes” and, together with the 2-Year Fixed Rate Notes, the 3-Year Fixed Rate Notes, the 5-Year Fixed Rate Notes, the 7-Year Fixed Rate Notes, the 10-Year Fixed Rate Notes and the 20-Year Fixed Rate Notes, the “Fixed-Rate Notes,” and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”). On September 17, 2018, the Offering was completed.  The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.
The proceeds of the Notes are intended to be used to pay a portion of the cash consideration for the pending acquisition (the “Acquisition”) of Express Scripts Holding Company (“Express Scripts”), to repay certain indebtedness of Express Scripts and its subsidiaries and/or to pay fees and expenses in connection with the foregoing. Any proceeds of the Notes not applied as described in the preceding sentence, if any, are intended to be used by Halfmoon for general corporate purposes, which may include payment of certain of its obligations in respect of the special mandatory redemption of certain of the Notes (as described below) and payment of interest on the Notes.
Indenture
The Notes were issued pursuant to an indenture, dated as of September 17, 2018 (the “Base Indenture”), between Halfmoon and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of September 17, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between Halfmoon and the Trustee.
Pursuant to the terms of the Indenture, Halfmoon will pay interest (i) on the 18-Month Floating Rate Notes and 3-Year Floating Rate Notes quarterly on March 17, June 17, September 17 and December 17 of each year, commencing on December 17, 2018, (ii) on the 2-Year Fixed Rate Notes and the 3-Year Fixed Rate Notes semiannually on March 17 and September 17 of each year, commencing on March 17, 2019, (iii) on the 5-Year Floating Rate Notes quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2018, (iv) on the 5-Year Fixed Rate Notes semiannually on January 15 and July 15 of each year, commencing on January 15, 2019, (v) on the 7-Year Fixed Rate Notes semiannually on May 15 and November 15 of each year, commencing on May 15, 2019, (vi) on the 10-Year Fixed Rate Notes semiannually on April 15 and October 15 of each year, commencing on April 15, 2019, (vii) on the 20-Year Fixed Rate Notes semiannually on February 15 and August 15 of each year, commencing on February 15, 2019, and (viii) on the 30-Year Fixed Rate Notes semiannually on June 15 and December 15 of each year, commencing on June 15, 2019.

The Fixed Rate Notes will bear interest at the applicable rates per annum set forth in the first paragraph above.  The Floating Rate Notes will bear interest at a rate per annum equal to three-month LIBOR (determined as set forth in the Indenture) (“LIBOR”) plus 0.350% for the 18-Month Floating Rate Notes, LIBOR plus 0.650% for the 3-Year Floating Rate Notes and LIBOR plus 0.890% for the 5-Year Floating Rate Notes.
Each series of the Notes, other than the 30-Year Fixed Rate Notes (such notes, the “Mandatorily Redeemable Notes”), are subject to a special mandatory redemption if the Acquisition does not occur before September 4, 2019 or if Halfmoon notifies the Trustee that it will not pursue the consummation of the Acquisition.  The proceeds of the Mandatorily Redeemable Notes are required to be held in segregated collateral accounts pledged to the Trustee for the benefit of the holders of the Mandatorily Redeemable Notes until the earlier of (a) the date on which Halfmoon has certified to the Trustee that the Acquisition has been, or substantially concurrently with the release of the liens shall be, consummated and Cigna and Express Scripts shall have guaranteed the Notes and (b) the special mandatory redemption date. In the event of a special mandatory redemption, Halfmoon will be required to merge with and into the Company (the “Required Merger”) as set forth in the Indenture.  Certain of the Notes are also subject to redemption at Halfmoon’s option as set forth in the Indenture.
From or promptly following the consummation of the Acquisition (provided that it is consummated prior to the consummation of the Required Merger), the Notes are required to be guaranteed by the Company and Express Scripts as set forth in the Indenture.
The Indenture contains customary covenants and restrictions, including covenants that will limit the ability of Halfmoon and its subsidiaries to incur liens on common stock of certain subsidiaries at certain times and to sell Halfmoon’s properties and assets as, or substantially as, an entirety or merge or consolidate with or into other persons. The Indenture also contains other customary provisions regarding events of default, which could result in an acceleration of repayment of the principal amount and accrued and unpaid interest on outstanding Notes of a particular series.
Registration Rights Agreement
On September 17, 2018, in connection with the completion of the Offering, Halfmoon and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the Notes, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). Halfmoon agreed under the Registration Rights Agreement, following the earlier of the consummation of the Acquisition or the Required Merger, to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes (except that the new notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), and (ii) cause the registration statement to become effective under the Securities Act.
If the exchange offer is not completed on or before the later of (i) September 17, 2019 and (ii) the 60th day after the consummation of the Acquisition (or, with respect to the 30-Year Fixed Rate Notes, in the event of a special mandatory redemption, by the 60th day after the consummation of the Required Merger) or upon receipt, following the later of (i) September 17, 2019 and (ii) the 60th day after the consummation of the Acquisition (or, with respect to the 30-Year Fixed Rate Notes, in the event of a special mandatory redemption, by the 60th day after the consummation of the Required Merger), of a written request from any initial purchaser representing that it holds Notes that are ineligible to be exchanged in the exchange offer, Halfmoon will use its commercially reasonable efforts to file and to cause to become effective a shelf registration statement relating to resales of the Notes.
If Halfmoon fails to satisfy this obligation (a “Registration Default”) under the Registration Rights Agreement, the annual interest rate on the Notes will increase by 0.25% for the first 90-day period beginning on the day immediately following the Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.00% per year. If the Registration Default is corrected, the applicable interest rate on the Notes will revert to the original level.
The foregoing description of the Base Indenture, the Supplemental Indenture and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the Supplemental Indenture and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2 and 4.3 respectively to this Current Report on Form 8-K, each of which is incorporated herein by reference as though fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
FORWARD LOOKING STATEMENTS
Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the "SEC") and press releases or other public statements, contains or may contain forward-looking statements. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions, including statements concerning the potential future performance of Cigna, Express Scripts, or the combined company, the potential for new laws or regulations, or any impact of any such new laws or regulations, including on the business of Cigna, Express Scripts or the combined company, the ability to achieve the anticipated benefits of the proposed merger, on the expected timeline or at all, the timeline for deleveraging the combined company, and the ability to consummate the proposed merger, on the anticipated timeline or at all, and other statements regarding the parties' future beliefs, expectations, plans, intentions, financial condition or performance.  You may identify forward-looking statements by the use of words such as "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.
Forward-looking statements, including as they relate to Express Scripts or Cigna, the management of either such company, the transaction or any expected benefits of the transaction, involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Express Scripts and Cigna do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following:
•
the inability of Express Scripts and Cigna to obtain regulatory approvals required for the merger or the requirement to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals;

•	the possibility that the anticipated benefits from the merger (including anticipated synergies) cannot be realized in full, or at all or may take longer to realize than expected;
•	a longer time than anticipated to consummate the proposed merger;
•	problems regarding the successful integration of the businesses of Express Scripts and Cigna;
•	unexpected costs regarding the proposed merger;
•	diversion of management's attention from ongoing business operations and opportunities;
•	potential litigation associated with the proposed merger;
•	the ability to retain key personnel;
•	the availability of financing;
•	effects on the businesses as a result of uncertainty surrounding the proposed merger;
•	the ability of the combined company to achieve financial, strategic and operational plans and initiatives;
•	the ability of the combined company to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers;

•	the impact of modifications to the combined company's operations and processes;
•	the ability of the combined company to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions;
•	the substantial level of government regulation over the combined company's business and the potential effects of new laws or regulations or changes in existing laws or regulations;
•	the outcome of litigation relating to the businesses of Express Scripts and Cigna, regulatory audits, investigations, actions and/or guaranty fund assessments;
•	uncertainties surrounding participation in government-sponsored programs such as Medicare;
•	the effectiveness and security of the combined company's information technology and other business systems;
•	unfavorable industry, economic or political conditions, including foreign currency movements;
•	acts of war, terrorism, natural disasters or pandemics; and
•	the industry may be subject to future risks that are described in SEC reports filed by Express Scripts and Cigna.
You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Express Scripts and Cigna described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description

4.1	Indenture, dated as of September 17, 2018, between Halfmoon Parent, Inc. and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture, dated as of September 17, 2018, between Halfmoon Parent, Inc. and U.S. Bank National Association, as trustee.

4.3
Registration Rights Agreement, dated as of September 17, 2018, by and among Halfmoon Parent, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers named in Schedule I to the Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: September 21, 2018	By:	/s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)